AFL-CIO HOUSING INVESTMENT TRUST

Performance Commentary

1st Quarter 2019

Chang Suh, CFA, CEO/Co- Chief Portfolio Manager

Michael Cook, CFA, FRM, Co- Chief Portfolio Manager

AFL-CIO Housing Investment Trust

April 18, 2019

Summary

●	For the first quarter of 2019, the HIT underperformed on a gross and net basis by 19 and 29 basis points, respectively, versus its benchmark, the Bloomberg Barclays Aggregate Bond Index (Barclays Aggregate). The HIT’s gross return was 2.75% and net return was 2.65% compared to 2.94% for the benchmark.
●	Interest rates rallied across the curve and ended at levels not seen for a year. Spreads across fixed income markets tightened as risk appetite returned. Investment grade fixed income returns (as measured by the Barclays Aggregate) showed robust absolute returns.
●	Relative performance lagged for the quarter despite the HIT’s higher income, overweight to spread-product and spread tightening in agency multifamily mortgage-backed securities (MBS). The key reason was the strong performance of lower credit quality corporate bonds, which the HIT does not hold.

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2019 was 4.16%, 1.72%, 2.66%, and 3.43%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.

First Quarter Performance

The HIT’s strategy is to manage a portfolio with superior credit quality, higher income, and similar interest rate risk versus the Barclays Aggregate by overweighting multifamily securities and with no corporate bond exposure, which generates competitive risk-adjusted returns over the long term. In the first quarter, the government/agency multifamily mortgage-backed securities (MBS) the HIT specializes in continued to generate attractive risk-adjusted income. However, shifts in monetary policy combined with lower

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q1 Portfolio Commentary

interest rates drove strong corporate bond performance during the first quarter. Lower credit quality corporate bonds, after a particularly weak previous quarter, regained the majority of their relative returns to Treasuries during the quarter. As a result, the HIT underperformed the Barclays Aggregate on a gross basis by 19 basis points and on a net basis by 29 basis points for the quarter, with gross and net returns of 2.75% and 2.65%, respectively, compared to 2.94% for the benchmark. HIT’s gross returns exceeded the Barclays Aggregate for the 1-, 3-, 5-, and 10-year periods ending March 31. The HIT’s net returns lagged for the first quarter, 1-, 3-, 5-, and 10-year periods.

Adjusting for the higher credit quality of the HIT relative to the Barclays Aggregate, the graph below also compares HIT’s returns to the AAA component of the Barclays Aggregate, which has similar duration to the HIT as well as similar credit quality. This comparison illustrates the value over the longer term of HIT’s consistent strategy of investing in high credit quality multifamily MBS, (which represented over 72% of the portfolio as of March 31).

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate and its AAA Component are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q1 Portfolio Commentary

Positive contributions to HIT’s 1st quarter relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate (see Risk Comparison table below).
●	Performance by agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries tightened. FHA/Ginnie Mae permanent and construction/permanent loan certificates tightened to Treasuries by approximately 25 and 8 basis points (bps), respectively. Fannie Mae DUS security spreads tightened on longer maturity structures, with the benchmark 10/9.5s tightening by 3 bps. The HIT had a combined 16.2% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 23.7% in fixed-rate single-asset DUS securities of various structures at the end of March, while there were no such securities in the Barclays Aggregate.
●	Performance by Ginnie Mae REMICs in the HIT portfolio which performed well in the lower rate environment. Spreads to Treasuries tightened by 7.5 bps during the quarter for these securities, which represented 15.4% of HIT’s portfolio at quarter end and are not represented in the Barclays Aggregate.
●	The portfolio’s overweight to spread-based assets as swap spreads tightened across all maturities. Two-, 5-, 7-, and 10-year spreads decreased by approximately 4.5, 1.5, 2.0, and 2.5 bps, respectively. At the end of March, 95.4% of the HIT’s portfolio was invested in spread based assets (4.6% in cash/cash equivalents and Treasuries) compared to 60.9% spread assets in the Barclays Aggregate (39.1% in Treasuries).

Negative impacts to HIT’s 1st quarter relative performance included:

●	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 273 basis points. The HIT does not invest in corporate bonds, whereas the sector comprised 24.7% of the index as of March 31, 2019.
●	The portfolio’s slightly short relative duration as Treasury rates fell across the yield curve. Two-, 5-, 7-, 10- and 30-year rates declined by 23, 28, 27, 28 and 20 basis points, respectively.
●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 16, 131, 224 and 335 basis points, respectively. Over 95% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to less than 73% for the Barclays Aggregate at the end of March.
●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index, with a 28 bps excess return. The HIT was underweight to this sector with a 17.2% allocation versus 27.8% in the Barclays Aggregate at the end of March.

Market Environment: The Return of Risk

Risk appetite returned in a material way resulting in a V-shaped recovery in equity markets and corporate bond spreads as financial market volatility subsided. Both equity markets and corporate bond spreads recovered almost all of their losses experienced in the fourth quarter. Investor sentiment was impacted by a shift in monetary policy from the Federal Reserve as expectations for further rate hikes reversed to zero and the reduction in their balance sheet was said to stop later this year. This was combined with a global economy that appears to be slowing, geopolitical risks remain and tensions between major powers

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q1 Portfolio Commentary

continue to be elevated. In the first quarter, the partial government shutdown, severe weather, reduced fiscal stimulus and uncertainty over trade policy held back growth in the US. Outside of the US, Brexit uncertainty and German manufacturing slowdown weighed on European growth while on-going trade negotiations continued to pressure Chinese growth lower. As a result, treasury yields finished the quarter lower.

Economists have estimated that the economy has slowed to below 1% in the first quarter. Moreover, the IMF continued to downgrade their global growth forecast to 3.3% this year. US manufacturing output declined in the first quarter with industrial production falling to 1.1% at an annual rate. In addition, consumer confidence fell towards the end of the quarter, but remains at an optimistic level. The labor market expansion slowed with the average 3-month jobs growth of 180,000 new jobs versus 233,000 in the three months ending in December. The unemployment rate remained solid ending the quarter at 3.8%.

Treasury Rates

Interest rates continued to fall for major economies around the globe during the first quarter. Investors flocked to both fixed income and equities in what resulted in a large divergence between equity prices and treasury yields. Treasury yields fell significantly as discussed above. The 2-, 5-, 10-, and 30-year yields fell by 23, 28, 28, and 20 basis points, respectively. The Federal Reserve paused its interest rate increases keeping the fed funds rate in the range of 2.25% to 2.50%. The Fed reduced its growth estimates this year from 2.3% to 2.1% and forecasted growth to be below 2% in 2020. The Fed also announced an ending to the balance sheet reduction in September, another dovish move. The financial markets are pricing in no additional fed funds rate hikes for 2019, which is consistent with the Fed’s current forecast.

Source: Bloomberg

Source: wsj.com

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q1 Portfolio Commentary

Spreads

Spreads tightened across fixed income products for the first quarter as investors reached for yield in the lower interest rate environment supported by a dovish tilt to monetary policy, boosting risk appetite. Corporate bond spreads rallied significantly in both investment grade and high yield credit sectors with lower credit bonds outperforming higher credit bonds. Spreads on government/agency multifamily MBS in HIT’s portfolio followed suit with other spread products but underperformed lower credit quality sectors, e.g., investment grade corporate bonds that have 50% allocated to BBB- ratings in the Index. Historical spreads for generic “benchmark” multifamily MBS are shown below.

Source: BarclaysLive

Source: HIT and Securities Dealers

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q1 Portfolio Commentary

Looking Ahead

The US and global economy got off to a slow start this year, and policy uncertainty remains high. Growth may pick up this spring with the Fed’s more accommodative stance, but the US economy will not have the tail winds of increased government spending and the tax cuts that aided growth in the middle of 2018. Inflation and inflation expectations are expected to remain at or below the Fed’s target allowing them to remain more patient on policy. Geopolitical risks will also remain a drag as tensions between major powers remain elevated, and political uncertainty continues in the US. As such, interest rates should remain low by historical standards and fixed income markets should remain well supported.

With the global economy showing visible signs of slowing and the Federal Reserve taking the position to support fixed income markets, we believe investors will be well-served being diversified in fixed income. We also believe that the HIT is well-positioned to weather heightened future volatility and a global growth slowdown given HIT’s lack of corporate credit and overweight to government/agency/AAA credit. With agency multifamily spreads in FHA products trading near their recent wide levels, they are an attractive opportunity to add yield and spread without taking any appreciable credit risk. Furthermore, HIT’s overweight to the highest credit quality sectors can provide diversification at a time when over 50% of investment-grade corporate bonds are now BBB-rated (as a percentage of investment grade corporates in the Barclays Aggregate). This is up from 33% and 43% rated BBB at year-end 2008 and 2013, respectively.

Risk Comparison: HIT Portfolio vs. Barclays Aggregate

March 31, 2019

	HIT	Barclays		HIT	Barclays
Credit Profile			Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	95.8%	72.5%	Effective Duration	5.59	5.95
A & Below	0.1%	24.1%	Convexity	0.07	0.15
Yield			Call Risk
Current Yield	3.38%	3.15%	Call Protected	77%	72%
Yield to Worst	3.24%	2.93%	Not Call Protected	23%	28%

Going forward, the HIT expects to continue executing its long-standing strategy while seeking ways to help deliver more value to its participants. The result should increase the pipeline of investments that can create additional union construction jobs and affordable housing by expanding the types of products it can offer borrowers.

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q1 Portfolio Commentary

Market Data

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	2.11%	0	6.21
Agencies	2.54%	0.87	4.33
Single family agency MBS (RMBS)	2.17%	28	4.03
Corporates	5.14%	273	7.42
Commercial MBS (CMBS)	3.24%	118	5.29
Asset-backed securities (ABS)	1.48%	40	2.15
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/18	3/31/19	Change
3 Month	2.355%	2.381%	0.026%
6 Month	2.475%	2.422%	-0.053%
1 Year	2.596%	2.387%	-0.209%
2 Year	2.488%	2.260%	-0.228%
3 Year	2.456%	2.205%	-0.252%
5 Year	2.511%	2.233%	-0.278%
7 Year	2.586%	2.313%	-0.272%
10 Year	2.684%	2.405%	-0.279%
30 Year	3.015%	2.814%	-0.200%
Source: Bloomberg L.P.

Investors should consider HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q1 Portfolio Commentary

Portfolio Data as of March 31, 2019

Net Assets	$6,085,976,422
Portfolio Effective Duration	5.586 years
Portfolio Average Coupon	3.40%
Portfolio Current Yield[1]	3.38%
Portfolio Yield to Worst[1]	3.24%
Convexity	0.067
Maturity	9.878 years
Average Price	101.04
Number of Holdings	950

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	72.54%
Agency Single-Family MBS	20.95%
U.S. Treasury	3.24%
AAA Private-Label CMBS	1.91%
Cash & Short-Term Securities	1.36%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	20.95%
CMBS – Agency Multifamily*	68.37%
U.S. Treasury Notes/Bonds	3.24%
State Housing Permanent Bonds	5.64%
State Housing Construction Bonds	0.35%
Direct Construction Loan	0.08%
Cash & Short-Term Securities	1.36%
* Includes multifamily MBS (57.31%), multifamily Construction MBS (9.15%), and AAA Private-Label CMBS (1.91%).

Geographical Distribution of Long-Term Portfolio:3

West	7.45%
Midwest	16.96%
South	15.98%
East	14.13%
National Mortgage Pools	45.47%

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1

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2

Based on total investments and including unfunded commitments.

3

Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2019 Q1 Portfolio Commentary

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	1.36%	5-5.99 years	11.64%
0-0.99 years	14.40%	6-6.99 years	12.29%
1-1.99 years	3.01%	7-7.99 years	8.43%
2-2.99 years	5.12%	8-8.99 years	14.30%
3-3.99 years	10.56%	9-9.99 years	1.44%
4-4.99 years	10.65%	Over 10 years	6.79%

Maturity Distribution (based on average life):

0 – 1 year	4.06%
1 – 2.99 years	5.80%
3 – 4.99 years	11.14%
5 – 6.99 years	31.14%
7 – 9.99 years	32.76%
10 – 19.99 years	12.42%
Greater than 20 years	2.68%

Quality Distribution: 4

U.S. Government or Agency	91.95%
AAA	2.44%
AA	4.17%
A	0.00%
Not Rated	0.08%
Cash	1.36%

Bond Sector Distribution: 4,5

MBS	96.72%
Treasury	3.28%
Agency	0.00%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

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4

Based on total investments and including unfunded commitments.

5

Excludes cash and short-term equivalents.

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